Dialogic Investor Presentation November 2010 Exhibit 99.1

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 2
Safe Harbor Statement
These slides and the accompanying oral presentation contain forward-looking statements and information.
Words such as may, will, expects, intends, plans, believes, targets, estimates and variations of these words are intended to identify forward-looking statements.  By discussing the current perception of the market and making these forward-looking statements, Dialogic is not undertaking an obligation to provide updates in the future.  Actual results may differ materially from those projected in these forward-looking statements and no one should assume at a later date that these comments from today are still valid.

All of these forward-looking statements are based on estimates and assumptions by Dialogic management that, although are believed to be reasonable, are inherently uncertain.  Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the control of Dialogic, risks related to the adoption and roll-out of Dialogic products and services, risks related to ability to capitalize on growth opportunities and markets, risks related to the synergies from
Veraz-Dialogic merger and other risks that may cause the business, industry, strategy or actual results to differ materially from the forward-looking statements.

In addition to the above, please refer to the risk factors section of Dialogic’s most recent filings with the SEC for a detailed discussion on risks that could cause these differences.  Any future product feature or related specification that may be referenced are for information purposes only and are not commitments to deliver any technology or enhancement.  Dialogic reserves the right to modify future product plans at any time.

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 3
Dialogic at a Glance
Privately held Dialogic Corporation merged with publicly
traded Veraz Networks on Oct. 1, 2010
Listed on NASDAQ (DLGC)
2011 Expected Financial Highlights
(adjusted to exclude
purchase accounting and merger related expenses)
– Revenue $220M - $230M
– Adjusted EBITDA Margin greater than 10%
– Adjusted Gross Margins 60% - 65%
– No customer will generate more than 5% of revenue
Global Customers “Build on Dialogic”
– Industry leading portfolio of IP and TDM based multimedia
processing and call control enabling technologies and
products
Dialogic’s Technology is Widely Deployed
– In High-Value Solutions that are in use by over 2 Billion
Mobile Subscribers
– In Network Infrastructure that carries over 5 Billion
minutes of traffic per month

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 4
Global market segment share leader by revenue and profit metrics
Strength in key growth areas such as video, backhaul, and value added services
Uniquely positioned to capitalize on transition to IP and converged communications
70+ issued US Patents
Market Leadership in
Multimedia processing and Call
Control Infrastructure Platforms
Strong Financial Profile
Experienced Management Team
with Deep Industry Knowledge
Large and Growing Market
Opportunity
Proven Business Model and
Diversified Customer Base
Over 3,000 customers globally, with strength in both mature and emerging markets
Largest customer represents 4% of revenue; top 5 less than 15% of revenue
Well-established and long-standing distribution channel relationships
Industry transition to mobile broadband driving significant infrastructure upgrades with key opportunities for multimedia processing and call control infrastructure
Faster growth in video network traffic represents significant upside
Mobile video advertising and wireless backhaul represent significant upside
Highly knowledgeable and motivated management team with extraordinary depth of experience in both Enterprise and Service Provider markets
Significant tenure with Dialogic
Proven track record of integrating acquired businesses
Significant revenue scale
60% - 65% adjusted gross margin
Adjusted EBITDA margin greater than 10%
Proven track record of M&A to help build long-term shareholder value
Key Investment Highlights

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 5
Dialogic Growth Strategy
Leverage Dialogic’s Current Leadership Position
– Worldwide Leadership in Enabling Mobile Value-Added Services
– Direct Position with Service Providers
• Dialogic sells to 8 of the top 10 mobile service providers in the world today
To Drive the Mobile Broadband Network
– Video-Enabled Services, including video analytics
– Bandwidth Optimized Solutions
– Session Security
Dialogic:
A leading enabler for
unleashing profit from
video, voice and data for
advanced networks

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 6
Source: Cisco Visual Networking Index
(VNI); Forecasting and Methodology, 2009-
2014, February 2010
Global Growth of Mobile Broadband Data Networks
Source: WorldWide Mobile Industry Handbook, Portio Research, October 2009
Video is growing
at nearly 3x the
pace of global
3G+  subscribers
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
2008 2009 (E) 2010 (E) 2011 (E) 2012 (E) 2013 (E)
0%
10%
20%
30%
40%
50%
60%
70%
3G+ Subscribers (Millions)
3G+ Penetration (%)
3G Tipping Point in 2010
429
774
1,366
2,189
3,024
3,876
11%
17%
27%
37%
52%
64%
Global Mobile Data Traffic
Global 3G+ Subscriber Forecast
Video Traffic is Outpacing 3G+ Network Growth

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 7
Explosion in Mobile Data Traffic Overwhelms Networks
Mobile Operators need to improve their
customer experience in a cost effective manner
– Fewer Dropped calls
– Faster downloads
This is done via a variety of mechanisms
– Increased Bandwidth
– Expanding coverage
– Implementing more efficient and
network and network topologies
Wireless Backhaul is one of the key mechanisms:
– “Increasing backhaul capacity is a top priority for operators” (Deutsche Bank 2/10)
– “Pockets of growth in mobile backhaul” (Barclay’s Capital 9/13/10)
– “Wireless Backhaul to grow 41% to $117B by 2014” (Instat 9/15/10)
Session Security within the data session and at network junctures is also critical
– SBC growth attributable to increased IP networks

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 8
Why Dialogic Will Succeed:
We Already Play a Key Role in Everyday Communications
Dialogic’s Technology
– Software
– Platforms
– Boards
– Turnkey
Solutions
Spans Global Communications Markets
– Enterprise and Service Provider
– Wireless and Wireline
Enabling our Customers To:
– Focus on their core competencies
• Outsource complexities of network call control
and media processing to us
– Create new services
•
Video-Enable traditional voice and/or text
applications
•
Video advertising insertion, including video
location based / contextual ads
– Reduce their CAPEX and OPEX
•
Connect disparate networks
•
Optimize voice and data solutions
Carrier VoIP
Unified Communications Messaging
Mobile
Entertainment IVR/IVVR

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 9
Bandwidth Optimized
VoIP Gateways
Broad Multimedia Processing and Call Control Infrastructure
Product Portfolio
Call Control
Infrastructure
Multimedia
Processing
Infrastructure
Session Border Controller
Wireless Backhaul
Bandwidth Optimization
Softswitch
Video
Gateways
Multimedia Processing
Server Platforms
Signaling
Services
Maintenance and Updates             Installation              Professional Services
Services
Service Provider
CPE
Service Provider CPE
Video Processing
Server Software

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 10
Dialogic’s Investments Aligned with Growth Strategy
Increasing Demands for
Multimedia Applications
Increasing Demands to
do more with less
Video
Session Border
Controller
Mobile Backhaul
Beneficiaries
Growth Regions
Enterprise
Developers
Mobile Network
Operators
Customer
Focus
Core
Development
Focus

Dialogic Video Portfolio
Dialogic’s Video Products are used:
To create mobile video content for a mobile video service
To transport mobile video content from one type of service to another
Mobile to mobile
Internet to mobile
To transform one type of content to another type
Video to a format that displays on user end-points or terminals of different sizes.
One codec to another codec.
To analyze/inspect video content for quality of experience purposes
Gaming
Color
Ring
Back
Tone
Video
Ring
Tone
Video Call
Completion
SMS and
Video
SMS
Mobile
Avatars
Video Ad
Insertion
Enhanced
Experience
© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 11

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 12
Dialogic Session Border Controller
Service
Transport
Value Added Service
Application Enablement
VoIP and Video
Media Gateways
Residential
Mobile
Multimedia
Servers
• Mobile Commerce
• Personalization
• Entertainment
• Information
• Conferencing
Edge
Services
SBC
Signaling GW
Value Added
Services
Customer Apps
Enterprise
IP- PBX
Unified
Messaging
Fax
Call Center/
IVR
Multimedia
Servers
Edge
Services Dialogic
BW Optimization
(IP-IP VoIP, Data,
TDM-IP Voice)
SBC is natural course for Dialogic given our strength in application enablement and service creation and transport
Dialogic’s SBC is:
Industry’s only 1U, fully redundant, carrier grade SBC
With  RTP multiplexing for added Bandwidth Optimization

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 13
Dialogic Corporation - Veraz Networks Confidential
Dialogic Mobile Backhaul
2G
3G
2G &3G
Core
Networks
Unoptimized
uplink
Optimized
uplink is <50% of
unoptimized link
Unoptimized
downlink
Optimized
downlink is <50% of
unoptimized
downlink
Measured Bandwidth Savings of 50% in a Tier 1 Provider backhaul network
Backhaul
Network

Unparalleled Technology Leadership
Call Control
Infrastructure
Multimedia
Processing
Infrastructure
Media Server
Platforms
Video Processing
Server Platforms
Video Gateways
VoIP Gateways
VoIP Bandwidth
Optimization
SBC
Softswitch
Signaling
© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 14

Direct
Sales
Distribution
Channel
Thousands
of
Resellers
Worldwide
Proven Business Model and Global Customer Base
Telecomm
Equipment
Manufacturers (TEMs)
Service
Providers
© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 15

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 16
Direct Sales
59%
TEMs/ISVs
20%
Distributors/
Resellers
21%
NA
38%
APAC
21%
EMEA
34%
CALA
7%
Top
Customer
4%
Next 4
Customers
10%
Rest of
Customers
86%
Enterprise
40%
Service
Provider
60%
Diverse Customer Base with No Customer Generating More
than 5% of Revenue
1 Expected merged company mix based on 2009 historical data
Revenue Mix
Revenue Geo Distribution
Channel Mix Customer Concentration
1

© Copyright 2010 Dialogic Inc. All rights reserved. SLIDE 17 Successful M&A and Integration History

The Leading Enabler for Unleashing Profit from
Video, Voice and Data for Advanced Networks
Delivering Platforms
– Software
– Platforms
– Turnkey
Solutions
That Support Sustainable Growth
Trends
– 3G+
– Mobile Internet
Enabling our Customers To:
– Create new services
• Video-Enable traditional voice and/or text
applications
• Video advertising
insertion,
including video
location based / contextual ads
– Reduce their CAPEX and OPEX
• Connect disparate networks
• Optimize voice and data solutions
Optimized and Secure
Communications
Video Analytics Ad Insertion
Mobile
Entertainment
IVR/IVVR
© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 18

© Copyright 2010 Dialogic Inc.  All rights reserved. SLIDE 19
www.dialogic.com
Dialogic, Veraz, Brooktrout  among  others as well as related logos, are either registered trademarks or trademarks of Dialogic Inc. and all companies controlling, controlled by, or under common control with Dialogic  Inc. (“Dialogic”). The names of actual companies and products mentioned herein are the trademarks of their respective owners.
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